Exhibit 1.30

Government of Québec Inspector General of Financial Institutions	Certificate of continuance Companies Act (R.S. chapter C-38) Part IA
I hereby attest that the company CABLÔVISION WARWICK INC. continued its existence, under the authority of Part IA of the Companies Act, as indicated in the attached articles of continuance.
SEAL Government of Québec Inspector General of Financial Institutions	May 31, 1991 1355-4225	/s/ Jean-Marie Bouchard Inspector General of Financial Institutions

Government of Québec Inspector General of Financial Institutions	Form 7 ARTICLES OF CONTINUANCE Companies Act Part IA

1 Corporate name or identification number CABLOVISION WARWICK INC.
2 Québec judicial district where the company establishes its head office ARTHABASKA	3 Exact number or minimum number of directors Minimum number: one (1) Maximum number: ten (10)	4 Effective date, if after date of filing
5 Description of capital stock See Schedule A
6 Restrictions on the transfer of shares, if applicable See Schedule B
7 Limits, if any, imposed on its activities N/A
8 Other provisions See Schedule B
9 Corporate name (or identification number) before the continuance, if different than the one mentioned in box 1.
Signature of the authorized director /s/ Gustave Ouellette	Title of signatory PRESIDENT

For office use only	1355 – 4355 (Handwritten)

(STAMP) Government of Québec Filed on May 31, 1991 Inspector General of Financial Institutions

SCHEDULE “A”

The capital stock of the Company is unlimited and the Company is authorized to issue shares, without par value, of each of the following classes:

-	Class “A”;
-	Class “B”;
-	Class “C”;
-	Class “D”;
-	Class “E”;
-	Class “F”;
-	Class “G”;

The shares of each such class shall include the rights, privileges, conditions and restrictions described hereinafter.

Class “A”

VOTE

None of the Class “A” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “A” share gives its holder the right to receive a dividend determined at the discretion of the Board of directors; such dividend is preferential and non-cumulative.

The dividend attached to each Class “A” share is declared and paid before any dividends attached to the Class “B”, “C”, “D”, “E” and “F” shares. The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

No dividend may be paid on the Class “A” shares if, at the time such payment is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

Class “A” (cont.)

In addition to the above-noted right to a dividend, the holders of Class “A” share will be entitled to participate in the profit or asset surplus of the Company.

PURCHASE

The Company may, without notice, when it deems it appropriate, without taking into account the other classes of shares, and without being bound by the rule of prorata between the holders of this particular class of shares, purchase by agreement, at the best possible price, all or part of the outstanding Class “A” shares.

Notwithstanding the above-noted provisions, the Class “A” shares may not be purchased if, at the time such purchase is to be made, the purchase would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

REPAYMENT UPON LIQUIDATION

In the event of a dissolution or liquidation or other distribution of property of the Company, the holders of the Class “A” shares are entitled to share in the remaining property of the Company, in proportion to the number of shares they hold.

Class “B”

VOTE

Holders of Class “B” shares have the right to receive notice of the meetings of the shareholders, and to attend and vote at such meetings, each Class “B” share entitling its holder to one (1) voting right.

DIVIDEND

Each Class “B” share gives its holder the right to receive a fixed dividend of 10% per annum on the paid-up capital of that share, such dividend is non-cumulative and may be less than 10% if the funds available are insufficient, as decided by the Board of directors.

The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

Notwithstanding the above-noted provisions, no dividend may be paid on the Class “B” shares if, at the time such payment is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation or dissolution of the Company, the holders of the Class “B” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” shares, an amount equal to the paid-up capital on the said Class “B” shares, plus any declared and unpaid dividends; such payment is made on an equal footing with the Class “C”, “D”, “E” and “F” shares.

The Class “B” share does not give its holder any additional right to share in the remaining property of the Company.

Class “B” (cont.)

REDEMPTION

The Company may, upon a 30-day notice in writing, unilaterally redeem, from any holder of Class “B” shares, all or part of the shares of that class held by the holder, at a price equal for each share to the paid-up capital on such share, plus any declared but unpaid dividends as at the redemption date on each share so redeemed.

If the redemption is partial, it is done in proportion to the number of Class “B” shares in the hands of all the holders, without taking into account any fractions of shares.

Upon delivery by the holder of the certificates representing the shares subject to the redemption, the Company must cancel them and pay the redemption price to the holder. If the redemption is only for part of the Class “B” shares in the possession of that holder, the Company must issue, without cost, a new certificate representing the unredeemed shares of that class.

Notwithstanding the above-noted provisions, the Class “B” shares may not be redeemed if, at the time such redemption is to be made, the redemption would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

Class “C”

VOTE

None of the Class “C” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “C” share gives its holder the right to receive a fixed dividend of 8% per annum on the redemption value of that share. Such dividend is preferential and non-cumulative and may be less than 8% if the funds available are insufficient, as decided by the Board of directors.

The dividend attached to each Class “C” share is declared and paid before any dividend attached to the Class “B” shares. The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

Notwithstanding the above-noted provisions, no dividend may be paid on the Class “C” shares if, at the time such payment is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “F” shares.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation or dissolution of the Company, the holders of the Class “B” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” shares, an amount equal to the redemption value on the said Class “B” shares, plus any declared and unpaid dividends; such payment is made on an equal footing with the Class “C”, “D”, “E” and “F” shares.

Class “C” (cont.)

The Class “C” share does not give its holder any additional right to share in the remaining property of the Company.

REDEMPTION

The Company may, upon a 30-day notice in writing, unilaterally redeem, from any holder of Class “C” shares, and any holder of Class “C” shares may demand that the Company redeem, within 30 days following a written request to that effect, all or part of the shares of that class held by the holder, at a price equal to the redemption value, which is defined as the paid-up capital on such shares plus the pro rata share of the difference between the paid-up capital and the fair market value of the property received by the Company at the time of issuance of the said Class “C” share, plus any declared but unpaid dividends as at the redemption date on each share so redeemed.

If the redemption is partial and decided unilaterally by the Board of directors, it is done in proportion to the number of Class “C” shares in the hands of all the holders, without taking into account any fractions of shares.

The fair market value of the property received by the Company is determined by the directors of the Company and their decision with regards thereto is final and without appeal, except in the case of a tax assessment, in which case the following provisions apply. In the event that the tax assessment issued by the authority having jurisdiction is based on the fair market value of any such property being different than the fair market value determined by the directors of the Company for the purpose of establishing the above-mentioned redemption price, the redemption price shall be increased or reduced accordingly, subject however to its final determination being made by the courts, following an appeal of the assessment, provided however that if there is a difference between the federal and provincial assessments, the above-mentioned adjustment will be made base on the lesser of the amounts established following a non-appealed assessment or by final judgment, as the case may be.

Class “C” (cont.)

Upon delivery by the holder of the certificates representing the shares subject to the redemption, the Company must cancel them and pay the redemption price to the holder. If the redemption is only for part of the Class “C” shares, the Company must issue, without cost, a new certificate representing the unredeemed shares of that class.

Notwithstanding the above-noted provisions, the Class “C” shares may not be redeemed if, at the time such redemption is to be made, the payment thereof would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “F” shares.

VETO RIGHT

Any decision seeking to modify the rights, privileges and limitations attached to the Class “C” shares and to create new classes of shares ranking ahead of the Class “C” shares, or concurrently therewith, must be ratified and confirmed by the vote of at least two thirds (2/3), in value, of the holders of Class “C” shares who, for this purpose, have one vote per share.

For the purposes of such meeting of the holders of Class “C” shares, the provisions of Part IA of the Companies Act and of the bylaws of the Company pertaining to notices of meetings, proxies and the conduct of meetings in general apply to the holders of Class “C” shares and to such meeting.

Class “D”

VOTE

None of the Class “D” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “D” share gives its holder the right to receive a fixed dividend of 8% per annum on the paid-up capital of that share. Such dividend is preferential and non-cumulative and may be less than 8% if the funds available are insufficient, as decided by the Board of directors.

The dividend attached to each Class “D” share is declared and paid before any dividend attached to the Class “B” and “C” shares. The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

Notwithstanding the above-noted provisions, no dividend may be paid on the Class “D” shares if, at the time such payment is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation or dissolution of the Company, the holders of the Class “D” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” shares, an amount equal to the paid-up capital on the said Class “D” shares, plus any declared and unpaid dividends; such payment is made on an equal footing with the Class “B”, “C”, “E” and “F” shares.

The Class “D” share does not give its holder any additional right to share in the remaining property of the Company.

Class “D” (cont.)

REDEMPTION

The Company may, upon a 30-day notice in writing, unilaterally redeem, from any holder of Class “D” shares, and any holder of Class “D” shares may demand that the Company redeem, within 30 days following a written request to that effect, all or part of the shares of that class held by the holder, at a price equal, for each share, to the paid-up capital on such share, plus any declared but unpaid dividends as at the redemption date on each share so redeemed.

If the redemption is partial and decided unilaterally by the Board of directors, it is done in proportion to the number of Class “D” shares in the hands of all the holders, without taking into account any fractions of shares.

Upon delivery by the holder of the certificates representing the shares subject to the redemption, the Company must cancel them and pay the redemption price to the holder. If the redemption is only for part of the Class “D” shares, the Company must issue, without cost, a new certificate representing the unredeemed shares of that class.

Notwithstanding the above-noted provisions, the Class “D” shares may not be redeemed if, at the time such redemption is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

VETO RIGHT

Any decision seeking to modify the rights, privileges and limitations attached to the Class “D” shares and to create new classes of shares ranking ahead of the Class “D” shares, or concurrently therewith, must be ratified and confirmed by the vote of at least two thirds (2/3), in value, of the holders of Class “D” shares who, for this purpose, have one vote per share.

For the purposes of such meeting of the holders of Class “D” shares, the provisions of Part IA of the Companies Act and of the bylaws of the Company pertaining to notices of meetings, proxies and the conduct of meetings in general apply to the holders of Class “D” shares and to such meeting.

Class “E”

VOTE

None of the Class “E” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “E” share gives its holder the right to receive a fixed dividend of 9% per annum on the paid-up capital of that share. Such dividend is preferential and non-cumulative and may be less than 9% if the funds available are insufficient, as decided by the Board of directors.

The dividend attached to each Class “E” share is declared and paid before any dividend attached to the Class “B”, “C” and “D” shares. The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

Notwithstanding the above-noted provisions, no dividend may be paid on the Class “E” shares if, at the time such payment is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation or dissolution of the Company, the holders of the Class “E” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” shares, an amount equal to the paid-up capital on the said Class “E” shares, plus any declared and unpaid dividends; such payment is made on an equal footing with the Class “B”, “C”, “D” and “F” shares.

The Class “E” share does not give its holder any additional right to share in the remaining property of the Company.

Class “E” (cont.)

REDEMPTION

The Company may, upon a 30-day notice in writing, unilaterally redeem, from any holder of Class “E” shares, all or part of the shares of that class held by the holder, at a price equal, for each share, to the paid-up capital on such share, plus any declared but unpaid dividends as at the redemption date on each share so redeemed.

If the redemption is partial, it is done in proportion to the number of Class “E” shares in the hands of all the holders, without taking into account any fractions of shares.

Upon delivery by the holder of the certificates representing the shares subject to the redemption, the Company must cancel them and pay the redemption price to the holder. If the redemption is only for part of the Class “E” shares in the possession of that holder, the Company must issue, without cost, a new certificate representing the unredeemed shares of that class.

Notwithstanding the above-noted provisions, the Class “E” shares may not be redeemed if, at the time such redemption is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

VETO RIGHT

Any decision seeking to modify the rights, privileges and limitations attached to the Class “E” shares and to create new classes of shares ranking ahead of the Class “E” shares, or concurrently therewith, must be ratified and confirmed by the vote of at least two thirds (2/3), in value, of the holders of Class “E” shares who, for this purpose, have one vote per share.

For the purposes of such meeting of the holders of Class “E” shares, the provisions of Part IA of the Companies Act and of the bylaws of the Company pertaining to notices of meetings, proxies and the conduct of meetings in general apply to the holders of Class “E” shares and to such meeting.

Class “F”

VOTE

None of the Class “F” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “F” share gives its holder the right to receive a fixed dividend of 8% per annum on the redemption value of that share. Such dividend is preferential and non-cumulative and may be less than 8% if the funds available are insufficient, as decided by the Board of directors.

The dividend attached to each Class “F” share is declared and paid before any dividend attached to the Class “B”, “C”, “D” and “E” shares. The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation or dissolution of the Company, the holders of the Class “F” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” shares, an amount equal to the redemption value on the said Class “F” shares, plus any declared and unpaid dividends; such payment is made on an equal footing with the Class “B”, “C”, “D” and “E” shares.

The Class “F” share does not give its holder any additional right to share in the remaining property of the Company.

Class “F” (cont.)

REDEMPTION

Any holder of Class “F” shares may demand that the Company redeem, within 30 days following a written request to that effect, all or part of the shares of that class held by the holder, at a price equal to the redemption value, which is defined as the paid-up capital on such shares plus the pro rata share of the difference between the paid-up capital and the fair market value of the property received by the Company at the time of issuance of the said Class “F” share, plus any declared but unpaid dividends as at the redemption date on each share so redeemed.

The fair market value of the property received by the Company is determined by the directors of the Company and their decision with regards thereto is final and without appeal, except in the case of a tax assessment, in which case the following provisions apply. In the event that the tax assessment issued by the authority having jurisdiction is based on the fair market value of any such property being different than the fair market value determined by the directors of the Company for the purpose of establishing the above-mentioned redemption price, the redemption price shall be increased or reduced accordingly, subject however to its final determination being made by the courts, following an appeal of the assessment, provided however that if there is a difference between the federal and provincial assessments, the above-mentioned adjustment will be made based on the lesser of the amounts established following a non-appealed assessment or by final judgment, as the case may be.

Upon delivery by the holder of the certificates representing the shares subject to the redemption, the Company must cancel them and pay the redemption price to the holder. If the redemption is only for part of the Class “F” shares, the Company must issue, without cost, a new certificate representing the unredeemed shares of that class.

EXCHANGE RIGHT

The holder of a Class “F” share may request the exchange of one or more Class “F” shares for a certain number of Class “A” shares having a total market value equal to the total redemption value of the Class “F” share(s) exchanged.

Class “F” (cont.)

A holder of Class “F” shares may exercise such exchange right by notice in writing, signed by the holder or his/her proxy, indicating the number of shares the holder wishes to exchange and their redemption value, accompanied by the duly endorsed share certificate(s) representing the shares to be exchanged. The notice must be sent to the secretary of the Company.

Upon reception of the notice by the secretary, the directors then determine the market value per share of the Class “A” shares issued and calculate the required number of Class “A” shares that the Company must issue, by dividing the redemption value of the Class “F” share by the market value per share of the Class “A” shares.

The decision of the directors regarding the market value per share of the Class “A” share is final and without appeal, except in the case of a tax assessment, in which case the following provisions apply. In the event that the tax assessment issued by the authority having jurisdiction is based on the market value per share of the Class “A” share being different than the one determined by the directors of the Company for the purpose of establishing the number of shares to issue, such number shall be increased or reduced accordingly, subject however to its final determination being made by the courts, following an appeal of the assessment, provided however that if there is a difference between the federal and provincial assessments, the above-mentioned adjustment will be made based on the lesser of the amounts established following a non-appealed assessment or by final judgment, as the case may be.

A holder may, at his/her option, exchange all or part of the Class “F” shares in his/her possession. The Company then issues to the holder, without cost, a new certificate representing the new shares acquired by the holder and, as the case may be, a certificate representing the balance of the Class “F” shares that were not exchanged.

Class “F” (cont.)

VETO RIGHT

Any decision seeking to modify the rights, privileges and limitations attached to the Class “F” shares and to create new classes of shares ranking ahead of the Class “F” shares, or concurrently therewith, must be ratified and confirmed by the vote of at least two thirds (2/3), in value, of the holders of Class “F” shares who, for this purpose, have one vote per share.

For the purposes of such meeting of the holders of Class “F” shares, the provisions of Part IA of the Companies Act and of the bylaws of the Company pertaining to notices of meetings, proxies and the conduct of meetings in general apply to the holders of Class “F” shares and to such meeting.

Class “G”

VOTE

None of the Class “G” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “G” share gives its holder the right to receive, before the holders of any other classes of shares, a dividend for an amount equal to the proceeds of a life insurance policy divided by the number of Class “G” shares issued and outstanding at the time the Company receives the proceeds of the said insurance policy, or for an amount equal to the increase in market value of the investments held in another Company following its receipt of the proceeds of a life insurance policy, divided by the number of Class “G” shares issued and outstanding at that time.

If the dividend is not declared and paid at the time of receipt of such life insurance proceeds, the right to receive the dividend is not extinguished and the undeclared dividend must be paid into a reserve fund which can only be distributed to the holders of Class “G” shares entitled to receive such dividend.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation or dissolution of the Company, the holders of the Class “G” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” “B”, “C”, “D”, “E” and “F” shares, an amount equal to the paid-up capital on the said Class “G” shares, plus his/her pro rata share of the above-mentioned reserve fund as at that date, plus any declared and unpaid dividends.

The Class “G” share does not give its holder any additional right to share in the remaining property of the Company.

Class “G” (cont.)

REDEMPTION

No later than one week after the date of death of a holder of Class “G” shares, the Company must redeem all of the Class “G” shares held by the deceased shareholder at the time of his/her death, at a price equal, for each share, to the amount of the paid-up capital on such share plus his/her pro rata share of the above-mentioned reserve fund as at the date of death, plus any declared and unpaid dividends as at the date of death on each share so redeemed. As of the date of death of the holder of Class “G” shares, the Class “G” shares cease to entitle the holder, his/her heirs, executors, legal representatives and successors, to act as a shareholder of the Company and deprive them of all rights associated therewith, except for the right to receive the redemption price.

VETO RIGHT

Any decision seeking to modify the rights, privileges and limitations attached to the Class “G” shares and to create new classes of shares ranking ahead of the Class “G” shares, or concurrently therewith, must be ratified and confirmed by the vote of at least two thirds (2/3), in value, of the holders of Class “G” shares who, for this purpose, have one vote per share.

For the purposes of such meeting of the holders of Class “G” shares, the provisions of Part A of the Companies Act and of the bylaws of the Company pertaining to notices of meetings, proxies and the conduct of meetings in general apply to the holders of Class “G” shares and to such meeting.

SCHEDULE “B”

RESTRICTIONS ON THE TRANSFER OF SHARES

None of the shares of the capital stock of the Company may be transferred without the consent of the majority of the directors of the Company.

OTHER PROVISIONS

Maximum number of shareholders:

The number of shareholders of the Company is limited to fifty (50), not including the persons who are current or former employees of the Company or of a subsidiary.

No public solicitation:

Any invitation to the public for the subscription of securities issued by the Company is prohibited.

Government of Québec Inspector General of Financial Institutions	Form 2 NOTICE OF ADDRESS OR CHANGE OF ADDRESS OF HEAD OFFICE Companies Act Part IA

1 Corporate name or identification number CABLOVISION WARWICK INC.

2 Notice is hereby given that the address of the head office of the company, within the limits of the judicial district indicated in the articles of incorporation, is the following:
14	Beaumier Blvd.
Civic number	Street name

Warwick
Locality

Québec	J0A 1M0
Province or country	Postal Code

The company		Title of
By:	/s/ Gustave Ouellette	signatory	PRESIDENT

For office use only	1355 – 4225 (Handwritten)

(STAMP) Government of Québec Filed on May 31, 1991 Inspector General of Financial Institutions

Government of Québec Inspector General of Financial Institutions	Form 4 NOTICE OF COMPOSITION OF THE BOARD OF DIRECTORS Companies Act Part IA

1 Corporate name or identification number CABLOVISION WARWICK INC.
2 The directors of the company are:
Last name and first name OUELLETTE, Gustave	Full home address (including postal code) 14, Beaumier Blvd. Warwick, Qc J0A 1Mo	Occupation Businessman

If there is not enough space, attach a schedule in two (2) copies.

The company		Title of
By:	/s/ Gustave Ouellette	signatory	PRESIDENT

For office use only	1355 – 4225 (Handwritten)

(STAMP) Government of Québec Filed on May 31, 1991 Inspector General of Financial Institutions

ROULEAU

POTVIN

PELLERIN

GAGNON

Chartered accountants

Victoriaville, May 30, 1991

The Inspector General of Financial Institutions

Company services

800, Place d’Youville, 6th Floor

Québec (Québec)

G1R 4Y5

Re : CABLOVISION WARWICK INC.

To whom this may concern,

Please find attached the required documents to proceed with the registration of the Articles of Continuance pertaining to the aforementioned company and a certified cheque in an amount of $200 to cover the fees.

We thank you in advance for your kind collaboration and ask you to believe us,

Kind regards,

/s/ Michelle Bouffard

Michelle Bouffard, secretary

MB/

Encl.

117 NOTRE-DAME E.

VOCTORIAVILLE, QC G6P 3Z9

(819) 758 -3161

Fax: (819) 758- 4644

Government of Québec Inspector General of Financial Institutions	CERTIFICATE OF REGISTRATION Companies Act (R.S. chapter C-38) Part IA

I hereby attest that the copy attached to this certificate is a true copy of the original of a document pertaining to

CÂBLOVISION WARWICK INC.

and that such copy was registered on

June 4, 1991,

in volume S-2465, folio 19

SEAL Government of Québec Inspector General of Financial Institutions	1355-4225	/s/ Jean-Marie Bouchard Inspector General of Financial Institutions

Government of Québec Inspector General of Financial Institutions	CERTIFICATE OF CONTINUANCE Companies Act (R.S. chapter C-38) Part IA
I hereby certify that the company CÂBLOVISION WARWICK INC. has continued its existence under the authority of Part IA of the Companies Act, as indicated in the attached articles of continuance.
SEAL Government of Québec Inspector General of Financial Institutions	May 31, 1991 1355-4225	/s/ Jean-Marie Bouchard Inspector General of Financial Institutions

Government of Québec Inspector General of Financial Institutions	Form 7 ARTICLES OF CONTINUANCE Companies Act Part IA

1 Corporate name or identification number CABLOVISION WARWICK INC.
2 Québec judicial district where the company establishes its head office ARTHABASKA	3 Exact number or minimum or maximum number of directors Minimum number: one (1) Maximum number: ten (10)		4 Effective date, if after date of filing
5 Description of capital stock See Schedule A
6 Restrictions on the transfer of shares, if applicable See Schedule B
7 Limits, if any, imposed on its activities N/A
8 Other provisions See Schedule B
9 Corporate name (or identification number) before the continuance, if different than the one mentioned in box 1.

Signature of the		Title of
authorized director	/s/ Gustave Ouellette	signatory	PRESIDENT

For office use only	1355 – 4225 (Handwritten)

(STAMP) Government of Québec Filed on May 31, 1991 Inspector General of Financial Institutions

SCHEDULE “A”

The capital stock of the Company is unlimited and the Company is authorized to issue shares, without par value, of each of the following classes:

-	Class “A”;
-	Class “B”;
-	Class “C”;
-	Class “D”;
-	Class “E”;
-	Class “F”;
-	Class “G”;

The shares of each such class shall include the rights, privileges, conditions and restrictions described hereinafter.

Class “A”

VOTE

None of the Class “A” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “A” share gives its holder the right to receive a dividend determined at the discretion of the Board of directors; such dividend is preferential and non-cumulative.

The dividend attached to each Class “A” share is declared and paid before any dividends attached to the Class “B”, “C”, “D”, “E” and “F” shares. The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

No dividend may be paid on the Class “A” shares if, at the time such payment is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

Class “A” (cont.)

In addition to the above-noted right to a dividend, the holders of Class “A” share shall be entitled to participate in the profit or asset surplus of the Company.

PURCHASE

The Company may, without notice, when it deems it appropriate, without taking into account the other classes of shares, and without being bound by the rule of prorata between the holders of this particular class of shares, purchase by agreement, at the best possible price, all or part of the outstanding Class “A” shares.

Notwithstanding the above-noted provisions, the Class “A” shares may not be purchased if, at the time such purchase is to be made, the purchase would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

REPAYMENT UPON LIQUIDATION

In the event of a dissolution or liquidation or other distribution of the assets of the Company, the holders of the Class “A” shares are entitled to share in the remaining property of the Company, in proportion to the number of shares they hold.

Class “B”

VOTE

Holders of Class “B” shares have the right to receive notice of the meetings of the shareholders, and to attend and vote at such meetings, each Class “B” share entitling its holder to one (1) voting right.

DIVIDEND

Each Class “B” share gives its holder the right to receive a fixed dividend of 10% per annum on the paid-up capital of that share, such dividend is non-cumulative and may be less than 10% if the funds available are insufficient, as decided by the Board of directors.

The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

Notwithstanding the above-noted provisions, no dividend may be paid on the Class “B” shares if, at the time such payment is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation of the Company, the holders of the Class “B” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” shares, an amount equal to the paid-up capital on the said Class “B” shares, plus any declared and unpaid dividends; such payment is made on an equal footing with the Class “C”, “D”, “E” and “F” shares.

The Class “B” share does not give its holder any additional right to share in the remaining property of the Company.

Class “B” (cont.)

REDEMPTION

The Company may, upon a 30-day notice in writing, unilaterally redeem, from any holder of Class “B” shares, all or part of the shares of that class held by the holder, at a price equal for each share to the paid-up capital on such share, plus any declared but unpaid dividends as at the redemption date on each share so redeemed.

If the redemption is partial, it is done in proportion to the number of Class “B” shares in the hands of all the holders, without taking into account any fractions of shares.

Upon delivery by the holder of the certificates representing the shares subject to the redemption, the Company must cancel them and pay the redemption price to the holder. If the redemption is only for part of the Class “B” shares in the possession of that holder, the Company must issue, without cost, a new certificate representing the unredeemed shares of that class.

Notwithstanding the above-noted provisions, the Class “B” shares may not be redeemed if, at the time such redemption is to be made, the redemption would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

Class “C”

VOTE

None of the Class “C” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “C” share gives its holder the right to receive a fixed dividend of 8% per annum on the redemption value of that share. Such dividend is preferential and non-cumulative and may be less than 8% if the funds available are insufficient, as decided by the Board of directors.

The dividend attached to each Class “C” share is declared and paid before any dividend attached to the Class “B” shares. The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

Notwithstanding the above-noted provisions, no dividend may be paid on the Class “C” shares if, at the time such payment is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “F” shares.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation or dissolution of the Company, the holders of the Class “C” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” shares, an amount equal to the paid-up capital on the said Class “C” shares, plus any declared and unpaid dividends; such payment is made on an equal footing with the Class “B”, “D”, “E” and “F” shares.

Class “C” (cont.)

The Class “C” share does not give its holder any additional right to share in the remaining property of the Company.

REDEMPTION

The Company may, upon a 30-day notice in writing, unilaterally redeem, from any holder of Class “C” shares, and any holder of Class “C” shares may demand that the Company redeem, within 30 days following a written request to that effect, all or part of the shares of that class held by the holder, at a price equal to the redemption value, which is defined as the paid-up capital on such shares plus the pro rata share of the difference between the paid-up capital and the fair market value of the property received by the Company at the time of issuance of the said Class “C” share, plus any declared but unpaid dividends as at the redemption date on each share so redeemed.

If the redemption is partial and decided unilaterally by the Board of directors, it is done in proportion to the number of Class “C” shares in the hands of all the holders, without taking into account any fractions of shares.

The fair market value of the property received by the Company is determined by the directors of the Company and their decision with regards thereto is final and without appeal, except in the case of a tax assessment, in which case the following provisions apply. In the event that the tax assessment issued by the authority having jurisdiction is based on the fair market value of any such property being different than the fair market value determined by the directors of the Company for the purpose of establishing the above-mentioned redemption price, the redemption price shall be increased or reduced accordingly, subject however to its final determination being made by the courts, following an appeal of the assessment, provided however that if there is a difference between the federal and provincial assessments, the above-mentioned adjustment will be made based on the lesser of the amounts established following a non-appealed assessment or by final judgment, as the case may be.

Class “C” (cont.)

Upon delivery by the holder of the certificates representing the shares subject to the redemption, the Company must cancel them and pay the redemption price to the holder. If the redemption is only for some of the Class “C” shares, the Company must issue, without cost, a new certificate representing the unredeemed shares of that class.

Notwithstanding the above-noted provisions, the Class “C” shares may not be redeemed if, at the time such redemption is to be made, the payment thereof would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “F” shares.

VETO RIGHT

Any decision seeking to modify the rights, privileges and limitations attached to the Class “C” shares and to create new classes of shares ranking ahead of the Class “C” shares, or concurrently therewith, must be ratified and confirmed by the vote of at least two thirds (2/3), in value, of the holders of Class “C” shares who, for this purpose, have one vote per share.

For the purposes of such meeting of the holders of Class “C” shares, the provisions of Part IA of the Companies Act and of the bylaws of the Company pertaining to notices of meetings, proxies and the conduct of meetings in general apply to the holders of Class “C” shares and to such meeting.

Class “D”

VOTE

None of the Class “D” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “D” share gives its holder the right to receive a fixed dividend of 8% per annum on the paid-up capital of that share. Such dividend is preferential and non-cumulative and may be less than 8% if the funds available are insufficient, as decided by the Board of directors.

The dividend attached to each Class “D” share is declared and paid before any dividend attached to the Class “B” and “C” shares. The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

Notwithstanding the above-noted provisions, no dividend may be paid on the Class “D” shares if, at the time such payment is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation or dissolution of the Company, the holders of the Class “D” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” shares, an amount equal to the paid-up capital on the said Class “D” shares, plus any declared and unpaid dividends; such payment is made on an equal footing with the Class “B”, “C”, “E” and “F” shares.

The Class “D” share does not give its holder any additional right to share in the remaining property of the Company.

Class “D” (cont.)

REDEMPTION

The Company may, upon a 30-day notice in writing, unilaterally redeem, from any holder of Class “D” shares, and any holder of Class “D” shares may demand that the Company redeem, within 30 days following a written request to that effect, all or part of the shares of that class held by the holder, at a price equal, for each share, to the paid-up capital on such share, plus any declared but unpaid dividends as at the redemption date on each share so redeemed.

If the redemption is partial and decided unilaterally by the Board of directors, it is done in proportion to the number of Class “D” shares in the hands of all the holders, without taking into account any fractions of shares.

Upon delivery by the holder of the certificates representing the shares subject to the redemption, the Company must cancel them and pay the redemption price to the holder. If the redemption is only for part of the Class “D” shares, the Company must issue, without cost, a new certificate representing the unredeemed shares of that class.

Notwithstanding the above-noted provisions, the Class “D” shares may not be redeemed if, at the time such redemption is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and Class “F” shares.

VETO RIGHT

Any decision seeking to modify the rights, privileges and limitations attached to the Class “D” shares and to create new classes of shares ranking ahead of the Class “D” shares, or concurrently therewith, must be ratified and confirmed by the vote of at least two thirds (2/3), in value, of the holders of Class “D” shares who, for this purpose, have one vote per share.

For the purposes of such meeting of the holders of Class “D” shares, the provisions of Part IA of the Companies Act and of the bylaws of the Company pertaining to notices of meetings, proxies and the conduct of meetings in general apply to the holders of Class “D” shares and to such meeting.

Class “E”

VOTE

None of the Class “E” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “E” share gives its holder the right to receive a fixed dividend of 9% per annum on the paid-up capital of that share. Such dividend is preferential and non-cumulative and may be less than 9% if the funds available are insufficient, as decided by the Board of directors.

The dividend attached to each Class “E” share is declared and paid before any dividend attached to the Class “B”, “C” and “D” shares. The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

Notwithstanding the above-noted provisions, no dividend may be paid on the Class “E” shares if, at the time such payment is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation or dissolution of the Company, the holders of the Class “E” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” shares, an amount equal to the paid-up capital on the said Class “E” shares, plus any declared and unpaid dividends; such payment is made on an equal footing with the Class “B”, “C”, “D” and “F” shares.

The Class “E” share does not give its holder any additional right to share in the remaining property of the Company.

Class “E” (cont.)

REDEMPTION

The Company may, upon a 30-day notice in writing, unilaterally redeem, from any holder of Class “E” shares, all or part of the shares of that class held by the holder, at a price equal, for each share, to the paid-up capital on such share, plus any declared but unpaid dividends as at the redemption date on each share so redeemed.

If the redemption is partial, it is done in proportion to the number of Class “E” shares in the hands of all the holders, without taking into account any fractions of shares.

Upon delivery by the holder of the certificates representing the shares subject to the redemption, the Company must cancel them and pay the redemption price to the holder. If the redemption is only for part of the Class “E” shares in the possession of that holder, the Company must issue, without cost, a new certificate representing the unredeemed shares of that class.

Notwithstanding the above-noted provisions, the Class “E” shares may not be redeemed if, at the time such redemption is to be made, the payment would cause the net asset value to be insufficient to satisfy the redemption requests of the Class “C” and “F” shares.

VETO RIGHT

Any decision seeking to modify the rights, privileges and limitations attached to the Class “E” shares and to create new classes of shares ranking ahead of the Class “E” shares, or concurrently therewith, must be ratified and confirmed by the vote of at least two thirds (2/3), in value, of the holders of Class “E” shares who, for this purpose, have one vote per share.

For the purposes of such meeting of the holders of Class “E” shares, the provisions of Part IA of the Companies Act and of the bylaws of the Company pertaining to notices of meetings, proxies and the conduct of meetings in general apply to the holders of Class “E” shares and to such meeting.

Class “F”

VOTE

None of the Class “F” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “F” share gives its holder the right to receive a fixed dividend of 8% per annum on the redemption value of that share. Such dividend is preferential and non-cumulative and may be less than 8% if the funds available are insufficient; as decided by the Board of directors.

The dividend attached to each Class “F” share is declared and paid before any dividend attached to the Class “B”, “C”, “D” and “E” shares. The right to such dividend in a fiscal year is extinguished if it is not declared by the Board of directors during that fiscal year.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation or dissolution of the Company, the holders of the Class “F” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” shares, an amount equal to the redemption value on the said Class “F” shares, plus any declared and unpaid dividends; such payment is made on an equal footing with the Class “B”, “C”, “D” and “E” shares.

The Class “F” share does not give its holder any additional right to share in the remaining property of the Company.

Class “F” (cont.)

REDEMPTION

Any holder of Class “F” shares may demand that the Company redeem, within 30 days following a written request to that effect, all or part of the shares of that class held by the holder, at a price equal to the redemption value, which is defined as the paid-up capital on such shares plus the pro rata share of the difference between the paid-up capital and the fair market value of the property received by the Company at the time of issuance of the said Class “F” share, plus any declared but unpaid dividends as at the redemption date on each share so redeemed.

The fair market value of the property received by the Company is determined by the directors of the Company and their decision with regards thereto is final and without appeal, except in the case of a tax assessment, in which case the following provisions apply. In the event that the tax assessment issued by the authority having jurisdiction is based on the fair market value of any such property being different than the fair market value determined by the directors of the Company for the purpose of establishing the above-mentioned redemption price, the redemption price shall be increased or reduced accordingly, subject however to its final determination being made by the courts, following an appeal of the assessment, provided however that if there is a difference between the federal and provincial assessments, the above-mentioned adjustment will be made based on the lesser of the amounts established following a non-appealed assessment or by final judgment, as the case may be.

Upon delivery by the holder of the certificates representing the shares subject to the redemption, the Company must cancel them and pay the redemption price to the holder. If the redemption is only for part of the Class “F”, the Company must issue, without cost, a new certificate representing the unredeemed shares of that class.

EXCHANGE RIGHT

The holder of a Class “F” share may request the exchange of one or more Class “F” shares for a certain number of Class “A” shares having a total market value equal to the total redemption value of the Class “F” share(s) exchanged.

Class “F” (cont.)

A holder of Class “F” shares may exercise such exchange right by notice in writing, signed by him/her or his/her proxy, indicating the number of shares the holder wishes to exchange and their redemption value, accompanied by the duly endorsed share certificate(s) representing the shares to be exchanged. The notice must be sent to the secretary of the Company.

Upon reception of the notice by the secretary, the directors then establish the market value per share of the Class “A” shares issued and calculate the required number of Class “A” shares that the Company must issue by dividing the redemption value of the Class “F” share by the market value per share of the Class “A” shares.

The decision of the directors regarding the market value per share of the Class “A” share is final and without appeal, except in the case of a tax assessment, in which case the following provisions apply. In the event that the tax assessment issued by the authority having jurisdiction is based on the market value per share of the Class “A” share being different than the one determined by the directors of the Company for the purpose of establishing the number of shares to issue, that number shall be increased or reduced accordingly, subject however to its final determination being made by the courts, following an appeal of the assessment, provided however that if there is a difference between the federal and provincial assessments, the above-mentioned adjustment will be made based on the lesser of the amounts established following a non-appealed assessment or by final judgment, as the case may be.

A holder may, at his/her option, exchange all or part of the Class “F” shares in his/her possession. The Company then issues to the holder, without cost, a new certificate representing the new shares acquired by the holder and, as the case may be, a certificate representing the balance of the Class “F” shares that have not been exchanged.

Class “F” (cont.)

VETO RIGHT

Any decision seeking to modify the rights, privileges and limitations attached to the Class “F” shares and to create new classes of shares ranking ahead of the Class “F” shares, or concurrently therewith, must be ratified and confirmed by the vote of at least two thirds (2/3), in value, of the holders of Class “F” shares who, for this purpose, have one vote per share.

For the purposes of such meeting of the holders of Class “F” shares, the provisions of Part IA of the Companies Act and of the bylaws of the Company pertaining to notices of meetings, proxies and the conduct of meetings in general apply to the holders of Class “F” shares and to such meeting.

Class “G”

VOTE

None of the Class “G” shares gives its holder the right to receive notice of the meetings of the shareholders, or to attend or vote at such meetings.

DIVIDEND

Each Class “G” share gives its holder the right to receive, before the holders of any other classes of shares, a dividend for an amount equal to the proceeds of a life insurance policy divided by the number of Class “G” shares issued and outstanding at the time the Company receives the proceeds of the said insurance policy, or for an amount equal to the increase in market value of the investments held in another Company following its receipt of the proceeds of a life insurance policy, divided by the number of Class “G” shares issued and outstanding at that time.

If the dividend is not declared and paid at the time of receipt of such life insurance proceeds, the right to receive the dividend is not extinguished and the undeclared dividend must be paid into a reserve fund which can only be distributed to the holders of Class “G” shares entitled to receive such dividend.

REPAYMENT UPON LIQUIDATION

In the event of a voluntary or forced liquidation or dissolution of the Company, the holders of the Class “G” shares are entitled to receive, before any distribution of all or part of the assets of the Company to the holders of the Class “A” “B”, “C”, “D”, “E” and “F” shares, an amount equal to the paid-up capital on the said Class “G” shares, plus his/her pro rata share of the above-mentioned reserve fund as at that date, together with any declared and unpaid dividends.

The Class “G” share does not give its holder any additional right to share in the remaining property of the Company.

Class “G” (cont.)

REDEMPTION

No later than one week after the date of death of a holder of Class “G” shares, the Company must redeem all of the Class “G” shares held by the deceased shareholder at the time of his/her death, at a price equal, for each share, to the amount of the paid-up capital on such share plus his/her pro rata share of the above-mentioned reserve fund as at the date of death, plus the declared but unpaid dividends as at the date of death on each share so redeemed. As of the date of death of the holder of Class “G” shares, the Class “G” shares cease to entitle the holder, his/her heirs, executors, legal representatives and successors, to act as a shareholder of the Company and deprive them of all rights associated therewith, except for the right to receive the redemption price.

VETO RIGHT

Any decision seeking to modify the rights, privileges and limitations attached to the Class “G” shares and to create new classes of shares ranking ahead of the Class “G” shares, or concurrently therewith, must be ratified and confirmed by the vote of at least two thirds (2/3), in value, of the holders of Class “G” shares who, for this purpose, have one vote per share.

For the purposes of such meeting of the holders of Class “G” shares, the provisions of Part IA of the Companies Act and of the bylaws of the Company pertaining to notices of meetings, proxies and the conduct of meetings in general apply to the holders of Class “G” shares and to such meeting.

SCHEDULE “B”

RESTRICTIONS ON THE TRANSFER OF SHARES

None of the shares of the capital stock of the Company may be transferred without the consent of the majority of the directors of the Company.

OTHER PROVISIONS

Maximum number of shareholders:

The number of shareholders of the Company is limited to fifty (50), not including the persons who are current or former employees of the Company or of a subsidiary.

No public solicitation:

Any invitation to the public for the subscription of securities issued by the Company is prohibited.

Government of Québec Inspector General of Financial Institutions	Form 2 NOTICE OF ADDRESS OR CHANGE OF ADDRESS OF HEAD OFFICE Companies Act Part IA

1 Corporate name or identification number CABLOVISION WARWICK INC.

2 Notice is hereby given that the address of the head office of the company, within the limits of the judicial district indicated in the articles of incorporation, is the following:
14	Beaumier Blvd.
Civic number	Street name

Warwick
Locality

Québec	J0A 1M0
Province or country	Postal Code

The company		Title of
By:	/s/ Gustave Ouellette	signatory	PRESIDENT

For office use only	1355 – 4225 (Handwritten)

(STAMP) Government of Québec Filed on May 31, 1991 Inspector General of Financial Institutions

Government of Québec Inspector General of Financial Institutions	Form 4 NOTICE OF COMPOSITION OF THE BOARD OF DIRECTORS Companies Act Part IA

1 Corporate name or identification number CABLOVISION WARWICK INC.
2 The directors of the company are:
Last name and first name OUELLETTE, Gustave	Full home address (including postal code) 14, Beaumier Blvd. Warwick, Qc J0X 1Mo	Occupation Businessman

If there is not enough space, attach a schedule in two (2) copies.

The company		Title of
By:	/s/ Gustave Ouellette	signatory	PRESIDENT

For office use only	1355 – 4225 (Handwritten)

(STAMP) Government of Québec Filed on May 31, 1991 Inspector General of Financial Institutions

Summary description of the capital stock

Number and par value

The Company is authorized to issue an unlimited number of shares of each of the “A”, “B”, “C”, “D”, “E”, and “F” classes, without par value.

Dividend

Life insurance proceeds:

-	on the Class “F” shares, any time, at the discretion of the Board of directors

Operating earnings:

-	first on the Class “E” shares;
-	then on the Class “D” shares;
-	then on the Class “C” shares;
-	then on the Class “B” shares;
-	lastly on the Class “A” shares;

Liquidation, dissolution and other distributions

In the order and for the amounts stated below:

1.	First, the Class “E” shares issued, up to an amount equal to the paid-up capital plus the pro rata share of the reserve fund.
2.	Then, the Class “B”, “C”, “D” and “E” shares issued, up to an amount equal to the paid-up capital of the Class “B”, “D” and “E” shares and up to the redemption value for the Class “C” shares.
3.	Lastly, the Class “A” shares, the remaining property.

Restrictive clause

The Class “A”, “B”, “D” and “E” shares are subject to restrictive clauses that prevent the payment of a dividend or the redemption of any of these classes of shares if, as a result thereof, the net asset value would be insufficient to satisfy a redemption request for the Class “C” shares. Such a clause is required to ensure, for the Quebec Minister of Revenue, that the Class “C” shares have and will maintain the fair market value established at the time of their issuance, up until the date of their redemption.

Summary description of the capital stock

Class	Description
Class “A” (participating)	non-voting, participating, dividend at the discretion of the Board of directors, may be purchased by mutual agreement (subject to the restrictive clause);
Class “B” (control)

voting, non-participating, preferential and non-cumulative fixed dividend of 10%, redeemable at the discretion of the Company for an amount equal to the paid-up capital (subject to the restrictive clause);

Class “C” (rollover)

non-voting, non-participating, preferential and non-cumulative fixed dividend of 8%, redeemable at the discretion of the Company or the holder for an amount equal to the redemption value defined as the paid-up capital plus the pro rata share of the difference between the paid-up capital and the value of the property received at the time of issuance;

Class “D” (financing)

non-voting, non-participating, preferential and non-cumulative fixed dividend of 9%, redeemable at the discretion of the Company or the holder for an amount equal to the paid-up capital (subject to the restrictive clause);

Class “E” (financing)

non-voting, non-participating, preferential and non-cumulative fixed dividend of 10%, redeemable at the discretion of the Company for an amount equal to the paid-up capital (subject to the restrictive clause);

Class “F” (dividend from the life insurance proceeds)	non-voting, non-participating, dividend from the life insurance proceeds at the discretion of the Board of directors, redeemable upon the death of the shareholder.